SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant [ ]
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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Fort Dearborn Income Securities, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fort Dearborn Income Securities, Inc.

PLEASE VOTE NOW!
WE NEED YOUR HELP!

VOTING NOW HELPS LOWER OVERALL PROXY COSTS AND ELIMINATES
FURTHER MAILINGS AND PHONE CALLS

Dear Shareholder,

Time is running short and the Annual Shareholder Meeting is rapidly approaching. You recently received proxy materials relating to proposals to be voted on at the Annual Shareholder Meeting of Fort Dearborn Income Securities, Inc. (the "Fund") which will be held on Friday, December 6, 2013 at 1:00 p.m., Central Time, at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606.  You are receiving this REMINDER notice because you held shares in the Fund on the record date and we have not received your vote.  Please help us avoid adjournments, phone calls, costs and additional mailings by promptly voting your shares.

The Fund's investment advisor and the Board of Directors believe that as the markets evolve, the Fund should adapt to the changing market environment accordingly. The fixed income markets have undergone some significant changes since the Fund first issued its shares, including during the 2007-2008 credit crisis, and the ensuing period of unprecedented accommodative central bank policy and a very low interest rate environment. For example, on December 29, 1972, shortly after the Fund's commencement, the US Federal Funds Rate (i.e., the short-term interest rate at which banks or other depository institutions lend funds maintained at the Federal Reserve to each other) was 5.5% and long-term interest rates on 10 Year US Treasury Notes were 6.4%. Today, the US Federal Funds Rate stands at a historic low of zero to 0.25% and the 10 Year US Treasury Note yield was 2.6% on October 31, 2013, after hitting an all-time low of 1.4% in July 2012. Finally, the overall size and the composition of the bond market have changed substantially since the Fund's inception and so did the compensation for taking various investment risks.

Earlier this year the Fund had implemented changes to reduce its interest rate sensitivity as we believed that compensation offered for taking interest rate risk (i.e., owning longer maturity bonds) had become far less compelling than it has been in the past. We are now seeking your support in voting “FOR” the approval of the proposals relating to additional investment policy changes which are intended to provide the Fund's portfolio management team with additional investment flexibility. These proposed changes, presented in the proxy materials, are also intended to allow the portfolio management team to better manage the Fund’s earnings to gain more stability in quarterly distributions, which in turn should strengthen shareholder confidence and help support demand for the Fund’s shares.

We encourage you to review the proxy materials for more details on these proposals and related risks. We believe that these investment policy changes may help the Fund remain competitive and well-positioned, as market dynamics shift. The Board of Directors of the Fund believes the proposals are in the best interests of the Fund and its stockholders and unanimously recommend that you vote “FOR” the approval of the proposals.

It is important that you vote, no matter how large or small your holdings may be.

We urge you to vote “FOR” the proposal(s) by using one of the following options:

1. Vote Online - by logging onto the website listed on the enclosed voting instructions form;

2. Vote by Touch-Tone Phone - by calling the toll free number on the voting instructions form and following the instructions; or

3. Vote By Mail - by completing and returning your executed voting instructions form in the postage paid envelope provided.

Remember, your vote is very important and counts.  Voting now will minimize the expenses incurred with further reminder mailings and solicitations calls. Please exercise your shareholder rights and vote today.

If you hold your shares in a brokerage or bank account (in “street name”), your broker or bank cannot vote your shares (as they have in past annual meetings) unless you complete, sign, date and return the enclosed proxy voting form.

If you have any questions about the proposals, please call Georgeson Inc., the Fund’s proxy solicitor, toll free at 1-866-316-3922.

If you have already voted, please disregard this notice.

Thank you for voting!

Fort Dearborn Income Securities, Inc.

PLEASE VOTE NOW!
WE NEED YOUR HELP!

VOTING NOW HELPS LOWER OVERALL PROXY COSTS AND ELIMINATES
FURTHER MAILINGS AND PHONE CALLS

Dear Shareholder,

Time is running short and the Annual Shareholder Meeting is rapidly approaching. You recently received proxy materials relating to proposals to be voted on at the Annual Shareholder Meeting of Fort Dearborn Income Securities, Inc. (the "Fund") which will be held on Friday, December 6, 2013 at 1:00 p.m., Central Time, at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606.  You are receiving this REMINDER notice because you held shares in the Fund on the record date and we have not received your vote.  Please help us avoid adjournments, phone calls, costs and additional mailings by promptly voting your shares.

The Fund's investment advisor and the Board of Directors believe that as the markets evolve, the Fund should adapt to the changing market environment accordingly. The fixed income markets have undergone some significant changes since the Fund first issued its shares, including during the 2007-2008 credit crisis, and the ensuing period of unprecedented accommodative central bank policy and a very low interest rate environment. For example, on December 29, 1972, shortly after the Fund's commencement, the US Federal Funds Rate (i.e., the short-term interest rate at which banks or other depository institutions lend funds maintained at the Federal Reserve to each other) was 5.5% and long-term interest rates on 10 Year US Treasury Notes were 6.4%. Today, the US Federal Funds Rate stands at a historic low of zero to 0.25% and the 10 Year US Treasury Note yield was 2.6% on October 31, 2013, after hitting an all-time low of 1.4% in July 2012. Finally, the overall size and the composition of the bond market have changed substantially since the Fund's inception and so did the compensation for taking various investment risks.

Earlier this year the Fund had implemented changes to reduce its interest rate sensitivity as we believed that compensation offered for taking interest rate risk (i.e., owning longer maturity bonds) had become far less compelling than it has been in the past. We are now seeking your support in voting “FOR” the approval of the proposals relating to additional investment policy changes which are intended to provide the Fund's portfolio management team with additional investment flexibility. These proposed changes, presented in the proxy materials, are also intended to allow the portfolio management team to better manage the Fund’s earnings to gain more stability in quarterly distributions, which in turn should strengthen shareholder confidence and help support demand for the Fund’s shares.

We encourage you to review the proxy materials for more details on these proposals and related risks. We believe that these investment policy changes may help the Fund remain competitive and well-positioned, as market dynamics shift. The Board of Directors of the Fund believes the proposals are in the best interests of the Fund and its stockholders and unanimously recommend that you vote “FOR” the approval of the proposals.

It is important that you vote, no matter how large or small your holdings may be. We urge you to complete and return your executed proxy card in the postage paid envelope provided.

Remember, your vote is very important and counts.  Voting now will minimize the expenses incurred with further reminder mailings and solicitations calls. Please exercise your shareholder rights and vote today.

If you have any questions about the proposals, please call Georgeson Inc., the Fund’s proxy solicitor, toll free at 1-866-316-3922.

If you have already voted, please disregard this notice.

Thank you for voting!